Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending March 31, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge. In some circumstances, certain expenses have been accrued.

12.04 (a)     the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-3AR Notes	18,050,000
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$18,050,000

12.04 (b)     the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$6,968
A-3AR Notes	316,012
A-1L Notes	—
A-4AR Notes	130,978
A-5AR Notes	247,800
B-2AR Notes	33,339
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	511,389
B-3AR Notes	104,028
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	133,156
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,483,669

12.04 (c)     the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)                the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,331,455,116

12.04 (e)                the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$1,700,000
A-2AR Notes	—
A-3AR Notes	29,350,000
B-1AR Notes	—
A-1L Notes	49,379,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	104,375,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	151,254,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,386,658,000

12.04 (f)      the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.250%
A-3AR Notes	5.350%
A-1L Notes	5.460%
A-4AR Notes	5.250%
A-5AR Notes	5.300%
B-2AR Notes	5.400%
A-2L Notes	5.390%
A-3L Notes	5.440%
A-6AR Notes	5.300%
B-3AR Notes	5.350%
A-4L Notes	5.390%
A-5L Notes	5.480%
A-6L Notes	5.510%
B-4AR Notes	5.350%
A-7L Notes	5.390%
A-8L Notes	5.490%
A-9L Notes	5.520%
A-10L Notes	5.550%
A-11L Notes	5.590%

12.04 (g)               the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	202,652

12.04 (h)               the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	42,474
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)                  the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$14,470,069	5,031,189	19,501,258

Of the total amount recovered above, $956,373.95 was in-transit as of 03-31-07, and was received in early April.

12.04 (j)                  the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$18,191,280	—

Acquisition Fund:

12.04 (k)              the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l) the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m) the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n) the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)                the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,316	$32,145,245
31 - 60 days	1,347	44,335,563
61 - 90 days	775	27,257,003
91 - 120 days	475	15,484,573
Over 120 days	1,638	44,337,938
Claims filed	183	6,238,771
	5,734	$169,799,094

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)                        the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$43,971,843	$166,041	$44,137,884
Reserve Fund	18,191,280	86,025	18,277,305
Acquisition Fund	—	0	0
Redemption Fund	20,201	2,321	22,522
Student Loan Receivable	2,331,455,116	46,845,412	2,378,300,528
Total	$2,393,638,440	$47,099,799	$2,440,738,239

Class	Balance	Accrued Interest	Total
A-1AR Notes	$1,700,000	$2,727	$1,702,727
A-2AR Notes	—	—	—
A-3AR Notes	29,350,000	8,723	29,358,723
B-1AR Notes	—	—	—
A-1L Notes	49,379,000	254,631	49,633,631
A-4AR Notes	32,000,000	23,333	32,023,333
A-5AR Notes	60,000,000	229,667	60,229,667
B-2AR Notes	8,000,000	22,800	8,022,800
A-2L Notes	104,375,000	531,327	104,906,327
A-3L Notes	235,000,000	1,207,378	236,207,378
A-6AR Notes	100,000,000	44,167	100,044,167
B-3AR Notes	25,000,000	63,160	25,063,160
A-4L Notes	151,254,000	769,967	152,023,967
A-5L Notes	171,000,000	885,020	171,885,020
A-6L Notes	245,000,000	1,274,953	246,274,953
B-4AR Notes	32,000,000	52,311	32,052,311
A-7L Notes	90,000,000	458,150	90,458,150
A-8L Notes	372,000,000	1,928,820	373,928,820
A-9L Notes	143,000,000	745,507	143,745,507
A-10L Notes	234,000,000	1,226,550	235,226,550
A-11L Notes	303,600,000	1,602,839	305,202,839
	$2,386,658,000	$11,332,029	$2,397,990,029

Value of the Trust Estate:
Student Loans - unpaid principal			$2,331,455,116
Student Loans - accrued interest/special allowance			46,845,412
Funds held on deposit			62,183,323.65
Funds held on deposit - accrued interest			254,387
Total			$2,440,738,239

Unpaid principal balance of Notes Outstanding			$2,386,658,000
Unpaid principal balance of Senior Notes Outstanding			$2,321,658,000

Parity - Notes Outstanding			101.78%
Parity - Senior Notes Outstanding			105.13%

12.04 (q)                the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,647	231,686,591	9.94%
Financed Student Loans in deferment	9,534	391,762,123	16.80%